UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2007


                  BRIGHTSTAR INFORMATION TECHNOLOGY GROUP, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                           000-23889                         76-0553110
          ---------                          ---------                         ----------
 (State or other jurisdiction          (Commission File Number)               (IRS Employer
     of Incorporation)                                                      Identification No.)


            6601 OWENS DRIVE, SUITE 115, PLEASANTON, CALIFORNIA                     94588
            ---------------------------------------------------                     -----
               (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (925) 251-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 4.01 Changes in Registrant's Certifying Accountant.

         On March 9, 2007, our Board of Directors approved the dismissal of Stonefield Josephson Inc. ("Stonefield") as our registered independent certified public accounting firm. Concurrent with this action, our Board of Directors appointed Michael T. Studer C.P.A. P.C. ("Michael") as our new registered independent certified public accounting firm. Michael T. Studer C.P.A. P.C is located at 18 East Sunrise Highway, Suite 311, Freeport, NY 11520.

         Stonefield had been previously engaged as our independent auditing firm to audit our financial statements.

         Stonefield's audit opinion on the financial statements for the past two years did not contain an adverse opinion, a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

         The decision to change accountants was approved by the Board of Directors.

         During the Company's two most recent fiscal years (ended December 31, 2006 and 2005) and from January 1, 2007 to the date of this Report, there has not been any disagreements with Stonefield, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Stonefield's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

         We have fully authorized Stonefield to respond fully to the inquiries of Michael concerning the subject matter of each such agreements or events and to all other inquiries.

         During the period we engaged Stonefield, Michael was not engaged as either the principal accountant to audit the Company's financial statements or as the auditor of a significant subsidiary of the Company and on whom Stonefield was expected to express reliance in its reports.

         Further, during the period we engaged Stonefield, neither the Company nor anyone on the Company's behalf, had consulted Michael regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements.



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Item 9.01         Financial Statements and Exhibits
(d)      Exhibits

Exhibit No.       Description
-----------       -----------
16.1              Termination Letter dated March 9, 2007 from the Company to
                  Stonefield Josephson Inc.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.


                                   BRIGHTSTAR INFORMATION TECHNOLOGY
                                   GROUP, INC.


Date: March 12, 2007               By: /s/ John Coogan
                                       -------------------
                                   Name: John Coogan
                                   Title: Chief Financial Officer